UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. 1)

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IQVIA HOLDINGS INC.

(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

This Amendment No. 1 (“Amendment No. 1”) to the definitive proxy statement on Schedule 14A filed by IQVIA Holdings Inc. (the “Company”) with the Securities and Exchange Commission on February 21, 2019 in connection with its 2019 Annual Meeting of Stockholders (the “Original Filing”) amends the Original Filing to revise the table beginning on page 51 of the Original Filing in the section entitled “Security Ownership of Certain Beneficial Owners and Management” to include beneficial ownership information in the Company’s common stock for Mr. John G. Danhakl, one of the Company’s directors and a nominee proposed for election as a Class III director, and to update the calculations related to the holdings of “all executive officers and directors as a group”.

Except as specifically discussed in this Explanatory Note, this Amendment No. 1 does not otherwise modify or update any other disclosures presented in the Original Filing. In addition, this Amendment No. 1 does not reflect events occurring after the date of the Original Filing or modify or update disclosures that may have been affected by subsequent events.

AMENDMENT TO ORIGINAL FILING

On page 51, the section under the heading “Security Ownership of Certain Beneficial Owners and Management” is amended and restated in its entirety as follows:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of our common stock as of February 14, 2019, by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our named executive officers;

•	each of our directors; and

•	all executive officers and directors as a group.

Beneficial ownership is determined in accordance with SEC rules. In general, under these rules a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power or investment power with respect to such security. A person is also deemed to be a beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.

The percentage of shares beneficially owned is computed on the basis of 197,799,279 shares of our common stock outstanding as of February 14, 2019. Shares of our common stock that a person has the right to acquire within 60 days of February 14, 2019 are deemed outstanding for purposes of computing the percentage ownership of such person’s holdings but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o IQVIA Holdings Inc., 83 Wooster Heights Road, Danbury, Connecticut 06810.

	Shares Beneficially Owned
Name of Beneficial Owners	Number	Percent
5% stockholders:
Parties to the existing Shareholders Agreement(1)	21,458,957	10.9%
TPG Funds(2)	12,575,731	6.4%
CPPIB-PHI(3)	5,912,172	3.0%
Bain Capital and related funds(4)	2,971,054	1.5%
The Vanguard Group(5)	17,925,223	9.1%
BlackRock, Inc.(6)	10,977,184	5.5%
Directors and named executive officers:
Ari Bousbib(7)	2,388,696	1.2%
Michael R. McDonnell(8)	67,239	*
W. Richard Staub, III(9)	68,058	*
Kevin C. Knightly(10)	115,172	*
Eric M. Sherbet(11)	3,956	*
Carol J. Burt	—	—
John P. Connaughton(12)	—	—
Jonathan J. Coslet(13)	—	—
John G. Danhakl	70,989	*
Michael J. Evanisko(14)	98,758	*
James A. Fasano	—	—
Colleen A. Goggins(15)	4,499	*
Jack M. Greenberg(16)	45,288	*
John M. Leonard(17)	26,974	*
Ronald A. Rittenmeyer(18)	59,307	*
Todd B. Sisitsky(19)	—	—
All executive officers and directors as a group (17 persons)(20)	2,948,936	1.5%

*	Represents beneficial ownership of less than one percent of the outstanding shares of our common stock.

(1)

Includes shares of common stock outstanding as of December 31, 2018 directly held by the following persons who are parties to the existing Shareholders Agreement: the Bain Capital Entities, CPP Investment Board Private Holdings Inc., and the TPG-Q Funds (each as defined below). Also includes 1,569,600 shares held by Canada Pension Plan Investment Board (“CPPIB”), which itself is not a party to the Shareholders Agreement, as well as 6,600 shares held by CPPIB MAP Cayman SPC, a wholly-owned subsidiary of CPPIB.

(2)

The information relating to the TPG Funds is based solely on a Schedule 13D filed with the SEC on December 6, 2018, reporting beneficial ownership on December 4, 2018. Shares shown as beneficially owned by the TPG Funds include the following: (a) 4,497,075 shares of IQVIA common stock held by TPG Partners V, L.P., a Delaware limited partnership; (b) 11,765 shares of IQVIA common stock held by TPG FOF V-A, L.P. a Delaware limited partnership; (c) 9,486 shares of IQVIA common stock held by TPG FOF V-B, L.P., a Delaware limited partnership; (d) 4,500,537 shares of IQVIA common stock held by TPG Partners VI, L.P., a Delaware limited partnership; (e) 17,791 shares of common stock held by TPG FOF VI SPV, L.P., a Delaware limited partnership; (f) 185,685 shares of IQVIA common stock held by TPG Biotechnology Partners III, L.P., a Delaware limited partnership; and (g) 1,547,372 shares of IQVIA common stock held by TPG Iceberg Co-Invest LLC, a Delaware limited liability company (together with TPG Partners V, L.P., TPG FOF V-A, L.P, TPG FOF V-B, L.P., TPG Partners VI, L.P., TPG FOF VI SPV, L.P. and TPG Biotechnology Partners III, L.P., the “TPG Funds”). The general partner of each of TPG Partners V, L.P., TPG FOF V-A, L.P. and TPG FOF V-B, L.P. is TPG GenPar V, L.P., a Delaware limited partnership, whose general partner is TPG GenPar V Advisors, LLC, a Delaware limited liability company. The general partner of TPG Partners VI, L.P. is TPG GenPar VI, L.P., a Delaware limited partnership, whose general partner is TPG GenPar VI Advisors, LLC. The general partner of TPG Biotechnology Partners III, L.P. is TPG Biotechnology GenPar III, L.P., a Delaware limited partnership, whose general partner is TPG Biotechnology GenPar III Advisors, LLC, a Delaware limited liability company. The sole member of each of TPG GenPar V Advisors, LLC, TPG GenPar VI Advisors, LLC and TPG Biotechnology GenPar III Advisors, LLC is TPG Holdings I, L.P., a Delaware limited partnership, whose general partner is TPG Holdings I-A, LLC, a Delaware limited liability company, whose sole member is TPG Group Holdings (SBS), L.P., a Delaware limited partnership, whose general partner is TPG Group Holdings (SBS) Advisors, Inc., a Delaware corporation. The general partner of TPG FOF VI SPV, L.P. and the managing member of TPG Iceberg Co-Invest LLC is TPG Advisors VI, Inc., a Delaware corporation. David Bonderman and James G. Coulter are officers and sole stockholders of each of TPG Advisors VI, Inc. and TPG Group Holdings (SBS) Advisors, Inc. and may therefore be deemed to be the beneficial owners of the shares held by the TPG Funds. Messrs. Bonderman and Coulter disclaim beneficial ownership of the shares held by the TPG Funds except to the extent of their pecuniary interest therein. The address of each of TPG Advisors VI, Inc., TPG Group Holdings (SBS) Advisors, Inc. and Messrs. Bonderman and Coulter is c/o TPG Global, LLC, 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102. The TPG-Q Funds beneficially own 1,806,020 shares, consisting of (a) 1,716,214 shares held by TPG Quintiles Holdco II, L.P., a Delaware limited partnership, or Holdco II, whose general partner is TPG Advisors V, Inc., a Delaware corporation and (b) 89,806 shares held by TPG Quintiles Holdco III, L.P. a Delaware limited partnership, or Holdco III, whose general partner is TPG Biotech Advisors, Inc., a Delaware corporation. Holdco II and Holdco III are collectively referred to as the TPG-Q Funds. David Bonderman and James G. Coulter are officers and sole shareholders of each of TPG Advisors V, Inc. and TPG Biotech Advisors, Inc. and may therefore be deemed to be the beneficial owners of the shares held by the TPG-Q Funds. Messrs. Bonderman and Coulter disclaim beneficial ownership of the shares held by the TPG-Q Funds except to the extent of their pecuniary interest therein. The address of each of TPG Advisors V, Inc., TPG Biotech Advisors, Inc. and Messrs. Bonderman and Coulter is c/o TPG Global, LLC, 301 Commerce Street, Suite 3300, Fort Worth, TX 76102.

(3)

The information relating to CPPIB-PHI is based solely on a Schedule 13D filed with the SEC on December 7, 2018, reporting beneficial ownership as of December 4, 2018. CPPIB-PHI is a wholly owned subsidiary of the Canada Pension Plan Investment Board, which therefore beneficially owns the shares held by CPPIB-PHI. CPPIB-PHI directly owns 4,335,972 Common Shares and the Canada Pension Plan Investment Board is an indirect beneficial owner of such Common Shares owned by CPPIB-PHI. CPPIB-PHI and the Canada Pension Plan Investment Board have shared voting power and shared dispositive power with respect to such 4,335,972 Common Shares. In addition, the Canada Pension Plan Investment Board directly owns 1,569,600 Common Shares, with respect to which it has sole voting power and sole dispositive power, and indirectly owns 6,600 Common Shares through CPPIB MAP Cayman SPC, a wholly-owned subsidiary of CPPIB, with respect to which it has shared voting power and shared dispositive power. The 6,600 Common Shares directly owned by CPPIB MAP Cayman SPC are subject to investment management agreements with an unaffiliated investment manager who may be deemed to have direct voting and investment power and dispositive power with respect to such shares. All shares of the Canada Pension Plan Investment Board were issued to Canada’s Federal Minister of Finance to be held on behalf of Her Majesty Queen Elizabeth II in right of Canada. Andrea Jeffery and Karen Rowe as authorized directors of CPPIB-PHI have authority to vote or dispose of the shares held by CPPIB-PHI. The address of each of CPPIB-PHI and Andrea Jeffery and Karen Rowe is c/o Canada Pension Plan Investment Board, One Queen Street East, Suite 2500, P.O. Box 101, Toronto, Ontario M5C 2W5 Canada.

(4)

The information relating to Bain Capital and related entities is based solely on beneficial ownership as reported in the Prospectus Supplement filed by the Issuer with the SEC on December 3, 2018. Bain Capital and related funds beneficially own 2,971,054 shares, consisting of (a) 2,963,350 shares of common stock held by Bain Capital Integral Investors 2008, L.P., or Integral Investors, (b) 7,289 shares of common stock held by BCIP TCV, LLC, and (c) 415 shares of common stock held by BCIP Associates—G, or BCIP—G. The governance, investment strategy and decision-making process with respect to investments held by each of Integral Investors, BCIP TCV and BCIP-G, which we refer to collectively as the Bain Capital Entities is directed by the Global Private Equity Board of Bain Capital Investors, LLC, or BCI. By virtue of the relationships described in this footnote, BCI may be deemed to exercise voting and dispositive power with respect to the shares held by the Bain Capital Entities. Each of the Bain Capital Entities has an address c/o Bain Capital Private Equity, LP, 200 Clarendon Street, Boston, MA 02116.

(5)

As reported by The Vanguard Group in a Schedule 13G filed with the SEC on February 13, 2019 which reported holdings as of December 31, 2018. The Schedule 13G states that The Vanguard Group has sole voting power with respect to 184,930 shares, shared voting power with respect to 31,254 shares, sole dispositive power with respect to 17,713,062 shares, and shared dispositive power with respect to 212,161 shares. The principal business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(6)

As reported by BlackRock, Inc. in a Schedule 13G filed with the SEC on February 8, 2019 which reported holdings as of December 31, 2018. The Schedule 13G states that BlackRock, Inc. has sole voting power with respect to 9,630,410 shares and sole dispositive power with respect to 10,977,184 shares. The principal business address of BlackRock, Inc. is 55 East 52nd Street., New York, NY 10055.

(7)

Includes 702,720 shares underlying stock options and 336,163 shares underlying stock appreciation rights that are currently exercisable or scheduled to vest within 60 days of February 14, 2019. Also includes 368,338 shares of restricted stock that are not vested as of February 14, 2019. Of the shares beneficially owned, 543,302 shares of common stock are held in trust for the benefit of members of Mr. Bousbib’s family.

(8)	Includes 23,400 shares underlying stock options and 26,270 shares underlying stock appreciation rights that are currently exercisable or scheduled to vest within 60 days of February 14, 2019.

(9)

Includes 42,350 shares underlying stock options and 19,280 shares underlying stock appreciation rights that are currently exercisable or scheduled to vest within 60 days of February 14, 2019. Also includes 868 restricted stock units that are due to vest within 60 days of February 14, 2019.

(10)

Includes 46,080 shares underlying stock options and 35,219 shares underlying stock appreciation rights that are currently exercisable or scheduled to vest within 60 days of February 14, 2019, and 18,566 notional shares held under the IMS Health DC ERP. Also includes 4,084 shares of restricted stock that are not vested as of February 14, 2019.

(11)	Consists of 3,956 shares underlying stock appreciation rights that are exercisable within 60 days of February 14, 2019.

(12)

Does not include shares of common stock held by the Bain Capital Entities. Mr. Connaughton, who is one of our directors, is a Managing Director of BCI and a member of GPEB and as a result, and by virtue of the relationships described in footnote 4 above, may be deemed to share beneficial ownership of the shares held by the Bain Capital Entities. The address for Mr. Connaughton is c/o Bain Capital Private Equity, LP, 200 Clarendon Street, Boston, MA 02116.

(13)

Mr. Coslet, who is one of our directors, is a TPG Partner. Mr. Coslet has no voting or investment power over and disclaims beneficial ownership of the shares held by the TPG Funds. The address of Mr. Coslet is c/o TPG Global, LLC, 301 Commerce Street, Suite 3300, Fort Worth, TX 76102.

(14)	Consists of 6,158 shares of common stock issued pursuant to Company stock incentive plans and 92,600 shares underlying stock options that are exercisable within 60 days of February 14, 2019.

(15)	Consists of 4,281 shares of common stock issued pursuant to Company stock incentive plans and 218 notional shares held under the IQVIA Holdings Inc. Non-Employee Director Deferral Plan.

(16)

Consists of 19,888 shares of common stock issued pursuant to Company stock incentive plans and 25,400 shares underlying stock options that are exercisable within 60 days of February 14, 2019. Of these shares, 12,500 shares of common stock are held for the benefit of members of Mr. Greenberg’s family.

(17)	Consists of 6,774 shares of common stock issued pursuant to Company stock incentive plans and 20,200 shares underlying stock options that are exercisable within 60 days of February 14, 2019.

(18)	Consists of 59,307 shares of common stock issued pursuant to Company stock incentive plans.

(19)

Todd B. Sisitsky, who is one of our directors, is a TPG Partner. Mr. Sisitsky has no voting or investment power over and disclaims beneficial ownership of the shares held by the TPG Funds. The address of Mr. Sisitsky is c/o TPG Global, LLC, 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102.

(20)

Includes 1,373,638 shares underlying stock options and stock appreciation rights that are currently exercisable or scheduled to vest within 60 days, 868 shares underlying restricted stock units scheduled to vest within 60 days, 18,566 notional shares held under the IMS Health DCERP and 218 notional shares held under the IQVIA Holdings Inc. Non-Employee Director Deferral Plan.

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